UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2022

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51446	02-0636095
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2116 South 17th Street

Mattoon, Illinois 61938

(Address of principal executive offices)

(Zip Code)

(217) 235-3311

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CNSL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On August 1, 2022, Clio Subsidiary, LLC (“Clio Subsidiary”), a Delaware limited liability company and indirect, wholly-owned subsidiary of Consolidated Communications Holdings, Inc., a Delaware corporation (“Consolidated Communications”), entered into a Partnership Interest Purchase Agreement (the “Purchase Agreement”) with Cellco Partnership, a Delaware general partnership doing business as Verizon Wireless (“Verizon”) and the General Partner of the Partnerships (as defined below), and, solely for the purposes of certain provisions specified therein, Consolidated Communications Enterprise Services, Inc. (“Consolidated Communications Enterprise Services”).

The Purchase Agreement provides that, upon the terms and subject to the conditions set forth therein, Verizon will acquire the entirety of Clio Subsidiary’s limited partnership interests (each, a “Partnership Interest” and collectively, the “Partnership Interests”) in Pittsburgh SMSA Limited Partnership, GTE Mobilnet of Texas RSA #17 Limited Partnership, GTE Mobilnet of South Texas Limited Partnership, Pennsylvania RSA No. 6(I) Limited Partnership and Pennsylvania RSA No. 6(II) Limited Partnership (each, a “Partnership” and collectively, the “Partnerships”) in exchange for an aggregate purchase price of $490 million in cash, subject to certain potential adjustments.

Under the partnership agreements of the Partnerships, the transfer of each of the Partnership Interests is subject to a right of first refusal (“ROFR”) in favor of the other partners of such Partnerships (other than the Pittsburgh SMSA Limited Partnership, in which the sole limited partners are Clio Subsidiary and affiliates of Verizon). Additionally, the transfer of the Partnership Interest in Pennsylvania RSA No. 6(II) Limited Partnership is subject to certain tag-along rights in favor of another limited partner thereof. The Purchase Agreement contains customary representations, warranties and covenants given by Clio Subsidiary and Verizon. The consummation of the purchase of each Partnership Interest pursuant to the Purchase Agreement is subject to the satisfaction or waiver of certain customary closing conditions, including (i) the accuracy of the representations and warranties of the other party, subject to specified materiality standards; (ii) performance by the other party in all material respects of its obligations under the Purchase Agreement; (iii) the absence of any order, injunction, or decree of any court or government agency restraining or prohibiting the consummation of such purchase; and (iv) certain matters relating to the ROFRs and tag-along rights referenced above. The Purchase Agreement also contains termination rights for each of Clio Subsidiary and Verizon with respect to any Partnership Interest, and indemnification provisions that would apply following each applicable closing.

The foregoing description of the Purchase Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed herewith as Exhibit 2.1 and is incorporated herein by reference. Such exhibit has been included herein to provide investors with information regarding the terms of the Purchase Agreement. It is not intended to provide any other factual information about Consolidated Communications, Clio Subsidiary, Verizon or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such Purchase Agreement and as of specific dates; were made solely for the benefit of the parties to such Purchase Agreement; may be subject to limitations agreed upon by the parties thereto, including being qualified by confidential disclosures; may not have been intended to be statements of fact, but rather, as a method of allocating contractual risk and governing the contractual rights and relationships between the parties to such Purchase Agreement; and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Consolidated Communications, Clio Subsidiary, Verizon or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Consolidated Communications’ public disclosures.

Item 7.01.	Regulation FD Disclosure

On August 1, 2022, Consolidated Communications issued a press release announcing Clio Subsidiary’s and Consolidated Communications Enterprise Services’ entry into the Purchase Agreement. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instructions B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth herein will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

2.1	Partnership Interest Purchase Agreement, dated as of August 1, 2022, by and among Cellco Partnership, Clio Subsidiary, LLC and, solely for the purposes of certain provisions specified therein, Consolidated Communications Enterprise Services, Inc.†

99.1	Press Release, dated as of August 1, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†

Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon its request.

*            *            *

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect, among other things, our current expectations, plans, strategies, and anticipated financial results. There are a number of risks, uncertainties, and conditions that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include a number of factors related to our business, including the uncertainties relating to the impact of the novel coronavirus (COVID-19) pandemic on the Company’s business, results of operations, cash flows, stock price and employees; the possibility that any of the anticipated benefits of the strategic investment from Searchlight Capital Partners, L.P. or our refinancing of outstanding debt, including our senior secured credit facilities, or of the proposed sales of the limited partnership interests will not be realized; the ability to meet closing conditions to the proposed sales of the limited partnership interests on a timely basis or at all; the anticipated use of proceeds of the strategic investment or the proposed sales of the limited partnership interests; the outcome of any legal proceedings that may be instituted against the Company or its directors; economic and financial market conditions generally and economic conditions in our service areas; various risks to the price and volatility of our common stock; changes in the valuation of pension plan assets; the substantial amount of debt and our ability to repay or refinance it or incur additional debt in the future; our need for a significant amount of cash to service and repay the debt restrictions contained in our debt agreements that limit the discretion of management in operating the business; regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with our possible pursuit of or failure to consummate acquisitions or dispositions; system failures; cyber-attacks, information or security breaches or technology failure of ours or of a third party; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; new or changing tax laws or regulations; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of our network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; liability and compliance costs regarding environmental regulations; risks associated with discontinuing paying dividends on our common stock; and the potential for the rights of our series A preferred stock to negatively impact our cash flow. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements are discussed in more detail in our filings with the Securities and Exchange Commission (“SEC”), including our reports on Form 10-K and Form 10-Q. Many of these circumstances are beyond our ability to control or predict. Moreover, forward-looking statements necessarily involve assumptions on our part. These forward-looking statements generally are identified by the words “believe,” “expect,” “anticipate,” “estimate,” “project,” “intend,” “plan,” “should,” “may,” “will,” “would,” “will be,” “will continue” or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be different from those expressed or implied in the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this Current Report on Form 8-K. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the SEC, we disclaim any intention or obligation to update or revise publicly any forward-looking statements. You should not place undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2022	CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.

	By:	/s/ Steven L. Childers
	Name:	Steven L. Childers
	Title:	Chief Financial Officer